UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2014

VALUEVISION MEDIA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2014, the Board of Directors (the “Board”) of ValueVision Media, Inc. (the “Company”) adopted amendments to Article 3.2(d) and Article 4.3(d) of the Company’s Amended and Restated By-laws (as amended, the “By-laws”). The amendments to the By-laws (underlined below) became effective immediately upon adoption by the Board:

Article 3.2(d): A shareholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Article 3.2 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to, if practicable (or, if not practicable, on the first practicable date prior to), the date for the meeting or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof); provided, however, that only with respect to business proposed to be brought before the Corporation’s 2014 Annual Meeting of Shareholders by a shareholder that has otherwise timely complied with each of the other requirements of this Article 3.2 as to such business, the reference above to “five (5) business days after the record date” shall instead be deemed to refer to “twelve (12) business days after the record date”.

Article 4.3(d): A shareholder providing notice of any nomination proposed to be made at a meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Article 4.3 shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to, if practicable (or, if not practicable, on the first practicable date prior to) the date for the meeting or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof); provided, however, that only with respect to nominations of persons for election to the Board of Directors at the Corporation’s 2014 Annual Meeting of Shareholders by a shareholder that has otherwise timely complied with each of the other requirements of this Article 4.3 as to such nominations, the reference above to “five (5) business days after the record date” shall instead be deemed to refer to “twelve (12) business days after the record date”.

In addition, based on the results of voting at the 2014 Annual Meeting of Shareholders of the Company, held on June 18, 2014 (the “Annual Meeting”), as described in more detail below, the shareholders of the Company have adopted an amendment to the By-laws to delete in its entirety Article 4.12 of the By-laws. Article 4.12 of the By-laws previously provided that any director could be removed by a majority vote of all directors constituting the Board of Directors of the Company, exclusive of the director whose removal was proposed, with or without cause. The deletion of Article 4.12 of the By-laws became effective upon the final certification of the results of the Annual Meeting on June 20, 2014, as described in more detail below.

The full text of the By-laws (incorporating the amendments described above) is filed as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, 43,547,785 shares of Company common stock, or approximately 87.4% of the 49,836,253 shares of Company common stock issued and outstanding and entitled to vote at the Annual Meeting, were present in person or represented by proxy, constituting a quorum.

At the Annual Meeting, Company shareholders of record as of the close of business on May 2, 2014 voted on: (1) the election of eight persons to serve as directors on the Company’s Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified; (2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015; (3) the approval, on an advisory basis, of the 2013 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting; (4) a shareholder proposal to amend the Company’s By-laws to provide for the repeal of any provision of the By-laws that was not included in the By-laws publicly filed with the SEC on September 27, 2010, and that is inconsistent with or disadvantageous to the election of the nominees or other proposals presented by Clinton Relational Opportunity Fund, L.P. at the Annual Meeting; and (5) a shareholder proposal to amend the By-laws to delete in its entirety Section 4.12 of Article 4 of the By-laws.

Set forth below are the final voting results reported by the independent inspector of elections.

1.	The election of eight persons to serve as directors on the Company’s Board of Directors until the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified:

DIRECTOR NOMINEE	FOR	WITHHELD
Thomas Beers	26,472,800	726,726
Jill Botway	16,092,289	151,350
Mark Bozek	26,395,789	803,737
John Buck	20,449,868	710,231
William Evans	16,093,279	150,360
Ronald Frasch	17,481,893	6,533,463
Landel Hobbs	19,265,487	162,322
Thomas Mottola	17,756,370	6,258,986
Sean Orr	16,093,271	150,368
Lowell Robinson	18,726,915	700,894
Randy Ronning	16,030,272	213,367
Robert Rosenblatt	26,168,631	1,030,895
Fred Siegel	26,667,797	531,729
Keith Stewart	19,270,674	157,135

The following eight nominees were each elected to serve as directors on the Company’s Board of Directors: Thomas Beers, Mark Bozek, John Buck, Landel Hobbs, Lowell Robinson, Robert Rosenblatt, Fred Siegel and Keith Stewart. There were 104,620 broker non-votes in connection with the election of directors.

2.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,175,174	43,519	329,092	0

Shareholders approved the ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015.

3.	The proposal to approve, on an advisory basis, the 2013 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,415,183	14,693,134	334,848	104,620

Shareholders approved, on an advisory basis, the 2013 compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the Annual Meeting.

4.	The shareholder proposal to amend the By-laws to provide for the repeal of any provision of the By-laws that was not included in the By-laws publicly filed with the SEC on September 27, 2010, and that is inconsistent with or disadvantageous to the election of the nominees or other proposals presented by Clinton Relational Opportunity Fund, L.P. at the Annual Meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
27,973,974	15,084,846	384,345	104,620

Shareholders approved the proposal to amend the By-laws to provide for the repeal of any provision of the By-laws that was not included in the By-laws publicly filed with the SEC on September 27, 2010, and that is inconsistent with or disadvantageous to the election of the nominees or other proposals presented by Clinton Relational Opportunity Fund, L.P. at the Annual Meeting. However, the Company does not believe that the approval of this shareholder proposal resulted in any amendments or modifications to the By-laws.

5.	The shareholder proposal to amend the By-laws to delete in its entirety Section 4.12 of Article 4 of the By-laws:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
28,160,062	14,890,749	392,354	104,620

Shareholders approved the proposal to amend the By-laws to delete in its entirety Section 4.12 of Article 4 of the By-laws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title

3.1	Amended and Restated By-laws, as amended

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: June 20, 2014	VALUEVISION MEDIA, INC.

	By:	/s/ Teresa Dery
Teresa Dery Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Amended and Restated By-laws, as amended